                                                                   EXHIBIT 10.24

                                CHANGE OF CONTROL
                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT is between DISCOUNT AUTO PARTS, INC., a Florida Corporation (the "Company"), and Clarence R. Martin , residing at ______, _____, __ __ (the "Executive") and is dated as of the 31st day of January 2001.

                                   WITNESSETH:

         WHEREAS, the Executive is a principal officer of the Company and an integral part of its management; and

         WHEREAS, the Company recognizes that even the possibility of a change of control and the uncertainty and questions which it may raise may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders during a critical time; and

         WHEREAS, the Company considers it in the best interest of the Company and its shareholders that the Executive be encouraged to remain with the Company in the event of any actual or threatened change of control of the Company; and

         WHEREAS, the Company's Board of Directors (the "Board") has determined that appropriate steps should be taken now to reinforce and encourage members of the Company's management;

         NOW, THEREFORE, in consideration of the above premises and mutual agreements herein set forth and the services performed and to be performed by the Executive for the Company, the parties agree as follows:

1.       Operation of Agreement.

                  This Agreement shall constitute a valid and binding contract between the parties immediately upon its execution. Nevertheless, the Executive and the Company shall have no obligations hereunder until, and this Agreement shall be effective without any action by any party only upon the first date on which a Change of Control (as defined in Section 2) has occurred; provided, however, that at the option of the Company this Agreement may be terminated on the first anniversary of written notice of termination given to the Executive by the Board prior to the Agreement's Effective Date (as defined in Section 2).

                  2. Definitions. APPLICABLE FACTOR. For purposes of this Agreement, "Applicable Factor" shall equal:

                  (a) the Applicable Number of Months, but if termination of the Executive's employment occurs more than 12 months after the occurrence of a Change of Control, then such number of months will be reduced (but not below zero) by the number of whole months from the first anniversary of the Change of Control through the date of the termination of the Executive's employment;

                  divided by

                  (b)      12.

                  APPLICABLE NUMBER OF MONTHS. For purposes of this Agreement, "Applicable Number of Months" shall be as determined in accordance with
Section 3.

                  CAUSE. For purposes of this Agreement, "Cause" shall mean termination resulting from (i) acts of dishonesty by the Executive constituting a felony and resulting or intended to result directly or indirectly in gain or personal enrichment to the Executive at the expense of the Company, (ii) a final determination by a court or other trier of fact (without any further rights to appeal) to the effect that the Executive engaged in employment discrimination, sexual harassment and/or similar employment relationship activities in violation of any applicable law and resulting in material damage to or liability of the Company (an "Employment Law Violation") or (iii) willful and continued failure by Executive to substantially perform his duties with the Company (other than any such failure resulting from Disability (as defined herein)) after a demand in writing for substantial performance is delivered to the Executive by the Board, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed his duties, and such failure to perform the Executive's duties results in demonstrably material injury to the Company.

                  CHANGE OF CONTROL. For the purpose of this Agreement, a "Change of Control" shall occur if (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, (other than Peter Fontaine, Fontaine Industries Limited Partnership, Fontaine Enterprises Limited Partnership or any of their respective affiliates and other than (A) any employee plan established by the Company, (B) the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company) acquires or gains beneficial ownership or control (including, without limitation, power to vote) of more than 25% of the combined voting power of the Company's then outstanding voting securities, or (v) as a result of or in connection with any cash tender or exchange offer, merger or other business combination, sales of assets or a contested election for the board of directors, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company before such Transaction shall cease to constitute a majority of the Board.

                  EFFECTIVE DATE. For purposes of this Agreement, "Effective Date" shall mean the first date on which a Change of Control has occurred.

                  DISABILITY. For purposes of this Agreement, "Disability" shall mean that the Executive is unable to perform the essential functions of the job for which the Executive is being employed hereunder, with or without reasonable accommodation, by reason of his illness, accident or other cause, including mental disability, for a period of six consecutive calendar months, or an aggregate of nine months during any continuous twelve-month period.

                  GOOD REASON. For purposes of this Agreement, "Good Reason" shall mean:

                           (i)      A determination by the Executive made in
good faith that his primary management functions, duties or responsibilities have been diminished in any material respect and the situation is not remedied within 30 days after receipt by the Company of written notice from the Executive of such determination;

                           (ii)     Any requirement that the Executive relocate
his principal office outside of Polk County, Florida;

                           (iii)    Any  modification  to the rights to
indemnification or director and officer liability insurance under which the Executive is covered immediately prior to the Effective Date which substantially reduces the benefits available to the Executive under such indemnification or insurance; or

                           (iv)     A breach by the Company of any provision of
this Agreement not embraced within the foregoing clause (i), (ii) or (iii) which is not remedied within 30 days after receipt by the Company of written notice from the Executive.

         3.       Employment Period.

                  a. Unless terminated pursuant to Section 6, the Company hereby agrees to continue the Executive in its employ for the period commencing on the Effective Date and ending on the date which is a number of months following such date equal to the sum of (i) 12 months and (ii) the Applicable Number of Months (the "Employment Period"). Unless terminated pursuant to
Section 6, the Executive agrees to remain in the employ of the Company until such time as the Executive gives the Company at least 30 days written notice of the Executive's intent to voluntarily terminate employment.

                  b. For purposes of this Agreement, the Applicable Number of Months will be determined as of the Effective Date and shall be equal to the sum of the Executive's Tenure Credit as of the Effective Date and the Executive's Position Credit as of the Effective Date.

                  The Tenure Credit shall be computed in accordance with the following table:


           IF THE EXECUTIVE'S YEARS OF SERVICE                THEN, THE TENURE CREDIT
                   TO THE COMPANY IS:                                SHALL BE:
         ----------------------------------------------------------------------------
                    Less than 6 years                                   None

         At least 6 years and less than 11 years                    3 months

         At least 11 years and less than 16 years                   6 months

                    At least 16 years                              12 months


The Position Credit shall be computed in accordance with the following table:


             IF THE EXECUTIVE'S POSITION                   THEN, THE POSITION CREDIT
                WITH THE COMPANY IS:                               SHALL BE:
         ---------------------------------------------------------------------------
                  Division Manager                                 6 months
               or Department Director

                   Vice President                                 12 months

         Senior or Executive Vice President                       18 months

         4.       Position and Duties.

                  a. During the Employment Period, the Executive shall continue to serve as a principal officer of the Company with office, title and primary management functions, duties, and responsibilities substantially similar to those held and performed during the 90-day period immediately preceding the Effective Date provided that any change in such functions, duties and responsibilities which results solely from the Company no longer being a reporting company under the Federal securities laws or the Company being a subsidiary of another company shall not be considered a change in functions, duties or responsibilities for any purpose under this Agreement.

                  b. During the Employment Period, the Executive shall devote the Executive's full time and efforts during normal business hours to the business and affairs of the Company except for reasonable vacations and except for illness or incapacity, but nothing in this Agreement shall preclude the Executive from (i) devoting reasonable periods required for serving as a director or member of a committee of any organization involving no conflict of interest with the interests of the Company, (ii) engaging in charitable and community activities and professional organizations and (iii) managing personal investments, so long as such activities do not materially interfere with the regular performance of his duties and responsibilities under this Agreement.

                  c. Executive shall have as his principal office and shall perform his duties hereunder primarily at the Company's headquarters at 4900 Frontage Road South, Lakeland, Florida 33815 or at such other location as the Board shall direct within Polk County, Florida.

         5.       Compensation.

                  a. Base Salary. During the Employment Period, the Executive shall receive a base salary ("Base Salary") equal to the average of the Executive's monthly salary during the three full months immediately preceding the Effective Date multiplied by twelve. The Base Salary shall not be reduced after the Effective Date. The Base Salary will be paid in equal semi-monthly installments.

                  b. Other Non-Salary Benefits. During the Employment Period, the Executive shall be entitled to participate in all bonus, incentive, savings and retirement plans, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, policies and programs provide the Executive with incentive opportunities, savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than those provided by the Company and its affiliated companies for the Executive under such plans, policies and programs as in effect at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, policies and programs provided by the Company and its affiliated companies (including to the extent they exist and without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than such plans, practices, policies and programs in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies. During the Employment Period, the Executive shall be entitled to perquisites, including, without limitation, an office, secretarial and clerical staff, and to fringe benefits, including, without limitation, the payment of allowances for, and reimbursement of, automobile expenses, and cellular telephone charges, in each case at least equal to those attached to his office immediately prior to the Effective Date.

                  c. Vacation. The Executive shall be entitled to receive such paid vacation time each year during the term of this Agreement as is consistent with the then current vacation policy or practice of the Company for Executive's position. Such vacation shall be taken at a time convenient to the Company. Any vacation time to which the Executive is entitled in accordance with the foregoing that is not taken by the Executive in any year during the Employment Period shall not be cumulative, and the Executive shall not receive any cash or noncash benefit in lieu of vacation time not taken by the Executive except that Executive shall be entitled to receive cash in lieu of any unused vacation time applicable for the year in which any termination of employment occurs.

                  d. Expenses. Upon submission of proper vouchers, the Company will pay or reimburse the Executive for reasonable transportation, hotel, travel and related expenses incurred by the Executive on business trips away from the Executive's principal office, and for other business and entertainment expenses reasonably incurred by the Executive in connection with the business of the Company and its subsidiaries during the Employment Period, all subject to such limitations as may from time to time be prescribed by the Board.

                  e. Indemnity. The Executive shall be entitled to and shall be provided the benefits of indemnification and director and officer liability insurance on the same basis as in effect immediately preceding the Effective Date, or if more favorable to the Executive, as in effect at any time thereafter with respect to other officers of similar position and responsibility. Indemnification under this Section shall be in addition to any other indemnification rights of the Executive whether by separate contract, under the Company's articles of incorporation or bylaws, or otherwise.

         6.       Termination.

                  a. Death or Disability. Executive's employment shall terminate automatically upon the Executive's death. The Company may terminate Executive's employment upon Executive's Disability, effective as of the applicable date of his Disability, by giving to the Executive written notice of termination of the Executive's employment.

                  b. Cause. The Company may terminate the Executive's employment for "Cause" upon written notice as required herein. Executive's employment shall in no event be considered to have been terminated by the Company for Cause if such termination was not as a result of an Employment Law Violation but took place as the result of (i) bad judgment or negligence, or
(ii) any act or omission without intent of gaining therefrom directly or indirectly a profit to which the Executive was not legally entitled, or (iii) any act or omission believed by the Executive in good faith to have been in or not opposed to the interest of the Company, or (iv) any act or omission in respect of which a determination is made that the Executive met the applicable standard of conduct prescribed for indemnification or reimbursement or payment of expenses under the by-laws of the Company or the laws of the State of Florida or the directors and officers liability insurance of the Company, in each case as in effect at the time of such act or omission. The Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the

Board), finding that in the good faith opinion of the Board, the Executive was guilty of conduct contained in the definition of Cause and specifying the particulars thereof in detail.

                  c. Good Reason. The Executive's employment may be terminated by the Executive at any time for Good Reason. Executive's employment shall in no event be considered to have been terminated by Executive for Good Reason if such termination by the Executive took place as a result of changes in the Executive's functions, duties and responsibilities resulting solely from the Company no longer being a reporting company under the Federal securities laws or the Company being a subsidiary of another company.

                  d. Voluntary Termination. The Executive's employment may be terminated by the Executive at any time; provided that the extent of the rights to continued compensation shall differ depending upon whether the voluntary termination occurs before the first anniversary of the Effective Date or on or after the first anniversary of the Effective Date.

                  e. Other Termination. At any time, the Company may terminate the employment of the Executive for reason other than Cause, death or Disability (a "Without Cause Termination").

                  f. Notice of Termination. Any termination of the Executive's employment by the Company for Cause or due to Disability or by the Executive for Good Reason or otherwise shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, if applicable, and
(iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 15 days after the giving of such notice).

                  g. Date of Termination. If the Executive's employment is terminated for any reason, whether pursuant to the terms of this Agreement or otherwise, then the date of death (in the case of termination occasioned by the death of the Executive) or otherwise the date set forth in the Notice of Termination as the termination date of the Executive's employment shall be deemed the "Date of Termination."

         7.       Compensation Upon Termination, During Disability or Following
Death.

                  a. During Disability. During any period that the Executive is unable to perform his duties hereunder during the Employment Period as a result of incapacity due to physical or mental illness or injury, the Company shall continue to pay to the Executive his full Base Salary and other benefits as in effect immediately prior to such physical or mental illness or injury (including without limitation annual bonus payments in amounts no less than were paid to the Executive with respect to the most recent full fiscal year of the Company preceding the Effective Date or if more favorable to the Executive, in amounts provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies) through the Date of Termination and then thereafter for a period equal to the lesser of (i) any then remaining portion of the Employment Period, or (ii) the number of months equal to the sum of the Executive's Tenure Credit as of the Effective Date and the Executive's Position Credit as of the Effective Date.

                  b. Death. If during the Employment Period the Executive's employment is terminated by reason of death, the Company shall: (w) pay to the Executive or his estate a lump sum payment (made within 10 days after the Date of Termination) equal to (A) the Executive's Base Salary divided by (B) twelve, multiplied by (C) the lesser of (i) the number of full or partial months remaining in the Employment Period or

(ii) the number of months equal to the sum of the Executive's Tenure Credit as of the Effective Date and the Executive's Position Credit as of the Effective Date; (x) pay to the Executive or his estate an additional lump sum payment (made within 10 days after the Date of Termination) equal to (A) the highest amount of the annual incentive compensation, including annual bonus, received or deferred, by the Executive for the most recent three (3) full fiscal years immediately prior to the fiscal year in which the Date of Termination occurs, divided by (B) twelve, multiplied by (C) the lesser of (i) the number of full or partial months remaining in the Employment Period or (ii) the number of months equal to the sum of the Executive's Tenure Credit as of the Effective Date and the Executive's Position Credit as of the Effective Date; (y) provide to the Executive's surviving dependents the medical insurance benefits contemplated by
Section 5.b. at the expense of the Company for one year from the Date of Termination or through the end of the Employment Period whichever is longer and
(z) make available to the Executive's surviving dependents the medical benefits, which are at least equal to and at a cost which is comparable to, those benefits required to be provided and the costs required to be offered under "COBRA" for a period of eighteen months after the expiration of the Company's obligations under clause (y) above and for any additional period and to the extent required under "COBRA."

                  c. Cause; Voluntary Termination Prior to One Year. If the Executive's employment shall be terminated either (i) for Cause by the Company or (ii) voluntarily by the Executive prior to the first anniversary of the Effective Date other than for Good Reason, the Company shall pay the Executive's full Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and shall have no further obligations to the Executive under this Agreement.

                  d. Good Reason; Voluntary Termination on or After One Year; Without Cause. If, during the Employment Period, (i) the Company shall terminate the Executive's employment other than for Cause, death or Disability (i.e., a Without Cause Termination), (ii) the employment of the Executive shall be terminated by the Executive for Good Reason or (iii) the Executive shall terminate his employment on or after the first anniversary date of the Effective Date for any reason or no reason, the Company shall (x) pay to the Executive as severance pay hereunder and in lieu of any other amounts due hereunder a lump sum payment (made within 10 days after the Date of Termination) equal to (A) the Applicable Factor times the Executive's then current Base Salary and the Applicable Factor times the highest amount of the annual incentive compensation, including annual bonus, received or deferred by the Executive for the three (3) fiscal years immediately prior to the fiscal year in which the Date of Termination occurs, (y) provide to the Executive the medical insurance benefits contemplated by Section 5.b. at the expense of the Company for one year from the Date of Termination or through the end of the Employment Period whichever is longer and (z) make available to the Executive the medical benefits, which are at least equal to and at a cost which is comparable to, those benefits required to be provided and the costs required to be offered under "COBRA" for a period of eighteen months after the expiration of the Company's obligations under clause (y) above and for any additional period and to the extent required under "COBRA."

                  e. Release. Payment of any compensation to the Executive under this Section 7 following termination of employment shall be conditioned upon the prior receipt by the Company of a release executed by the Executive in substantially the form attached to this Agreement as EXHIBIT A.

         8. Non-Exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any benefit, bonus, incentive or other plan or program provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any other agreements with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan or program of the Company or of any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan or program.

         9.       Executive Obligations.

                  a. For the Employment Period the Executive will not do or say anything that reasonably may be expected to have the effect of diminishing or impairing the goodwill and good reputation of the Company and its officers, directors and products nor will the Executive intentionally disparage or injure the reputation of the Company by making any material negative statements about the Company's methods of doing business, the effectiveness of its business policies and the quality of its products or personnel.

                  b. The Executive hereby agrees that during the Executive's employment by the Company and for the Applicable Number of Months following termination of the Executive's employment during the Employment Period either (i) by the Company other than for Cause, death or Disability or (ii) by the Executive for Good Reason or after the first anniversary date of the Effective Date for any reason or no reason, the Executive shall not act in any manner or capacity, directly or indirectly, in any individual or representative capacity, whether as principal, agent, partner, officer, director, employee, joint venturer, member of any business entity, consultant, advisor or investor (except that the Executive shall have the right hereunder to own up to 2% of one or more public companies having a class of equity securities registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or otherwise, in or for any business entity or enterprise which competes with the Company in any geographic area served by the Company at the time of the Executive's termination and engages as its primary line of business in the sale of automotive parts or accessories to retail customers or to commercial auto repair outlets (the "Business");

                  c. The Executive hereby agrees that during the Executive's employment by the Company and following the termination of the Executive's employment, the Executive shall not without the prior written consent of the Company, divulge, disclose or make accessible to any other person, firm, partnership or company or other entity any Confidential Information which shall not include information known generally or available to the public or of information not considered confidential by persons engaged in the business conducted by the Company or from disclosure required by law or court order pertaining to the Business except (x) while employed by the Company in the Business and for the benefit of the Company or (y) when required to do so by a court of competent jurisdiction, by any governmental agency, or by any administrative body or legislative body (including a committee thereof) with purported or apparent jurisdiction to order the Executive to divulge, disclose or make accessible such information.

                  d. The Executive hereby agrees that during the Executive's employment by the Company and for the Applicable Number of Months following the termination of the Executive's employment, the Executive shall not without the prior written consent of the Company solicit or hire away any person who is then an employee of the Company and was an employee of the Company at any time after the Effective Date and prior to termination of the Executive's employment.

                  e. The Executive also agrees that upon leaving the Company's employ he will not take with him, without the prior written consent of an officer authorized to act in the matter by the Board, any drawing, blueprint, business strategies, budgets, projections, nonpublic financial information, manuals, policies or other document of the Company, its subsidiaries, affiliates and divisions.

                  f. If the scope of any restriction contained in Section 9.b., c. or d. hereof is too broad to permit enforcement of such restriction to its full extent, then such restriction shall be enforced to the maximum extent permitted by law, and the Executive hereby consents and agrees that such scope may be judicially modified accordingly in any proceedings brought to enforce such restrictions.

                  g. The Executive acknowledges and agrees that the Company's remedy at law for any breach of the Executive's obligations under this
Section 9 (other than Section 9.b.) may be inadequate, and agrees and consents that temporary and/or permanent injunctive relief may be granted in any proceeding which may be brought to enforce any provision hereof (other than Section 9.b.), without the necessity of proof of actual damage. In the event of any breach of the provisions of Section 9.b. hereof, as liquidated damages and in lieu of any other damages, payments to or actions by the Company, the Executive shall pay to the Company an amount equal to the product of (i) any lump sum payment made to Executive under this Agreement divided by twenty-four multiplied by (ii) twenty-four minus the number of months (including as a whole month any portion thereof) since the Executive's Date of Termination.

         10. Review by Counsel. The Executive has had sufficient time and the opportunity, whether or not exercised, to have this Agreement reviewed by counsel of the Executive's choosing and to be advised as to the Executive's rights and obligations hereunder.

         11.      Successors.

                  a. This Agreement shall not be assignable by either party without the consent of the other party.

                  b. This Agreement shall be binding upon and inure to the benefit of the Company, its successors or assigns, by operation of law or otherwise, including without limitation any corporation or other entity or person which shall succeed (whether directly or indirectly, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company, and the Company will require any parent company or successor, by agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform, or (in the case of a parent company) to guarantee the performance of, this Agreement. Except as otherwise provided herein this Agreement shall be binding upon and inure to the benefit of the Executive and his legal representatives, heirs, and assigns, provided, however, that in the event of the Executive's death prior to payment or distribution of all amounts, distributions, and benefits due him hereunder, each such unpaid amount and distribution shall be paid in accordance with this Agreement to the person or persons designated by the Executive to the Company to receive such payment or distribution and in the event the Executive has made no applicable designation, to the persons or persons designated by the Executive as the residuary beneficiaries of his estate if he dies testate or to his heirs at law under the intestate succession laws of his state of domicile if he dies intestate.

         12.      Miscellaneous.

                  a. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  b. Executive shall not be required to mitigate the amount of any payment or benefit provided for herein by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for herein be reduced by any compensation earned by Executive as a result of employment by another employer after the Date of Termination, or otherwise.

                  c. All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted and the appropriate facsimile confirmation is received if transmitted by facsimile or similar electronic transmission method; one working day after it is sent, if sent by recognized expedited delivery service; and five days after it is sent, if mailed, first class mail, certified mail, return receipt requested, with postage prepaid. In each case notice shall be sent to:

                  To the Executive:
                  Clarence R. Martin

                  ----------------------

                  ----------------------

                  To the Company:

                  Discount Auto Parts, Inc.
                  4900 Frontage Road South
                  Lakeland, Florida  33815
                  Attention: President
                  Telecopy:  (863) 284-2063

or to such other address as either party may have specified in writing to the other using the procedures specified above in this Section 12.c.

                  d. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  e. The Company may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  f. This Agreement contains the entire understanding of the Company and the Executive with respect to the subject matter hereof.

                  g. The Executive shall not have any right to pledge, hypothecate, anticipate, or in any way create a lien upon any amounts provided under this Agreement, and no payments or benefits due hereunder shall be assignable in anticipation of payment either by voluntary or involuntary acts or by operation of law. So long as the Executive lives, no person, other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

                  h. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

                  i. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together constitute one and the same instrument.

                  j. Notwithstanding the pendency of any dispute or controversy concerning termination of employment or the effects thereof, the Company will continue to pay Executive semi-monthly the full compensation in effect immediately before any Notice of Termination giving rise to the dispute was given (including, but not limited to, Base Salary and bonus or incentive pay) and continue Executive as a participant in all compensation, benefit and insurance plans in which the Executive was then participating, until the dispute is finally resolved. Amounts paid under this paragraph are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except as otherwise determined in any legal proceedings brought with respect to enforcement of this Agreement.

                  k. The Executive and the Company acknowledge that this Agreement, although binding on the parties hereto, shall have not become effective, and is not intended to alter in any way the current relationship of the Executive and the Company, prior to the Effective Date. This Agreement shall terminate and there shall be no further rights or liabilities hereunder upon a termination of the Executive's employment prior to the Effective Date.

                  l. The Executive and the Company acknowledge that no funds shall be set aside or deposited in trust in advance by the Company for paying benefits under this Agreement and thus no benefits under this Agreement shall be considered funded for any purposes.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

WITNESSES:
                                                   DISCOUNT AUTO PARTS, INC.

/s/ Marta Jones                                    By: /s/ C. Michael Moore
---------------------------                        -----------------------------
                                                   Title: EVP - Finance
                                                           "Company"


/s/ Marta Jones                                    By: /s/ C. Roy Martin
---------------------------                        -----------------------------
                                                           "Executive"

                                    EXHIBIT A


                                 FORM OF RELEASE


         WHEREAS, Clarence R. Martin (the "Executive") is an employee of Discount Auto Parts, Inc., (the "Company") and is a party to the Change of Control Employment Agreement dated ____________ (the "Agreement");

         WHEREAS, the Executive's employment has been terminated in accordance with Section ___ of the Agreement; and

         WHEREAS, the Executive is required to sign this Release in order to receive the payment of any compensation under Section __ of the Agreement following termination of employment.

         NOW, THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Executive agrees as follows:

1. This Release is effective on the date hereof and will continue in effect as provided herein.

2. In consideration of the payments to be made and the benefits to be received by the Executive pursuant to the Agreement, which the Executive acknowledges are in addition to payment and benefits to which the Executive would be entitled to but for the Agreement, the Executive, for the Executive and the Executive's dependents, successors, assigns, heirs, executors and administrators (and the Executive and their legal representatives of every kind), hereby releases, dismisses, remises and forever discharges the Company, its predecessors, parents, subsidiaries, divisions, related or affiliated companies, officers, directors, stockholders, members, employees, heirs, successors, assigns, representatives, agents and counsel (collectively the "Released Party") from any and all arbitrations, claims, including claims for attorney's fees, demands, damages, suits, proceedings, actions and/or causes of action of any kind and every description, whether known or unknown, which the Executive now has or may have had for, upon, or by reason of any cause whatsoever ("claims"), against the Released Party, including but not limited to:

         (a) any and all claims arising out of or relating to Executive's employment by or service with the Company and the Executive's termination from the Company.

         (b) any and all claims of discrimination, including but not limited to claims of discrimination on the basis of sex, race, age, national origin, marital status, religion or handicap, including, specifically, but without limiting the generality of the foregoing, any claims under the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act; and

         (c) any and all claims of wrongful or unjust discharge or breach of any contract or promise, express or implied.

3. The Executive understands and acknowledges that the Company does not admit any violation of law, liability or invasion of any of the Executive rights and that any such violation, liability or invasion is expressly denied. The consideration provided for this Release is made for the purpose of settling and extinguishing all claims and rights (and every other similar or dissimilar matter) that the Executive ever had or now may have against the Company to the extent provided in this Release. The Executive further agrees and acknowledges that no representations, promises or inducements have been made that the Company other than as appear in the Agreement.

4.       The Executive further agrees and acknowledges that:

         (a) The Release provided for herein releases claims to and including the date of this Release;

         (b) The Executive has been advised by the Company to consult with legal counsel prior to executing this Release, has had an opportunity to consult with and to be advised by legal counsel of the Executive's choice, fully understands the terms of this Release, and enters into this Release freely, voluntarily and intending to be found.

5. The Executive agrees that the Executive will never file a lawsuit or other complaint asserting any claim that is released in this Release.

         IN WITNESS WHEREOF, the Executive has executed and delivered this Release on the date set forth below.


Dated:
      ------------------------------           -----------------
                                                   Executive